Exhibit 99.1

Press Release

Exar Corporation Announces Fiscal 2017 Second Quarter Financial Results

Fremont, CA – November 2, 2016 - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal application specific technology solutions serving the Industrial, Infrastructure, Automotive, and Audio/Video markets, today announced financial results for the Company's fiscal year 2017 second quarter, which ended on October 2, 2016. Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business which the Company is in the process of divesting, and are presented in the GAAP results as discontinued operations.

Fiscal 2017 Second Quarter Highlights

●	Net sales of $27.6 million, up 2% sequentially
●	GAAP gross margin of 47.8% (Non-GAAP gross margin of 51.9%)
●	GAAP operating income of $0.1 million (Non-GAAP operating income of $3.7 million)
●	GAAP EPS from continuing operations of $0.00 (Non-GAAP EPS of $0.08)
●	GAAP EPS from discontinued operations of $0.02 (Non-GAAP EPS of $0.05)
●	IML divestiture cleared CFIUS and Taiwan regulatory reviews

Ryan Benton, Exar’s Chief Executive Officer, commented, “Exar again delivered solid financial results, with second quarter revenue, Non-GAAP gross margin and EPS from continuing operations all within our guidance range. Revenue increased 2% sequentially, despite going from 14 weeks in the first quarter to the usual 13 weeks in the second quarter. Revenue per week was up 10% sequentially. We had strong execution from Exar’s core business, as non-GAAP EPS from continuing operations came in at $0.08 for the second quarter in a row, despite the one less work week.”

Mr. Benton added, “On the deal front, we have made significant progress on the sale of our iML subsidiary to Beijing E-Town Chipone Technology Co., Ltd. The transaction has cleared CFIUS review in the United States and another key regulatory hurdle in Taiwan, and we expect to close the transaction within a few weeks. This transaction is a great example of cross-border cooperation and is a true win-win.”

Fiscal 2017 Second Quarter Highlights (Continuing Operations Only):

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses, and charges, which either occur relatively infrequently or which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

Exar’s fiscal 2017 first quarter was comprised of fourteen weeks, as opposed to the second quarter, which consisted of the usual thirteen weeks.

●	Net Sales
o	Second quarter net sales of $27.6 million increased $0.5 million, or 2%, from the previous quarter’s $27.1 million.
●	Gross Margin
o	GAAP gross margin of 47.8% decreased from 49.2% reported in the previous quarter.
o	Non-GAAP gross margin of 51.9% was consistent with 51.8% reported in the previous quarter.
●	Operating Expenses
o

GAAP operating expenses of $13.1 million increased $7.6 million from the previous quarter’s expenses of $5.5 million, which was net of a gain of $9.3 million related to the sale-leaseback of our corporate headquarters. Fiscal 2017 second quarter operating expenses included:

■	Charges of (i) $2.1 million stock-based compensation expense and (ii) $0.4 million mergers and acquisitions costs.
o	Non-GAAP operating expenses of $10.6 million increased by $0.5 million, or 5% from the previous quarter’s operating expenses of $10.1 million.
●	Net Income
o	GAAP net income of $0.1 million, compared to $7.5 million reported in the previous quarter, which included a gain of $9.3 million related to the sale-leaseback of our corporate headquarters.
o	Non-GAAP net income of $3.8 million was consistent with the previous quarter’s net income of $3.8 million.
●	Earnings Per Share
o	GAAP diluted earnings per share of $0.00, compared to $0.15 reported in the previous quarter, which included a gain of $9.3 million related to the sale-leaseback of our corporate headquarters.
o	Non-GAAP diluted earnings per share of $0.08 were consistent with that reported in the previous quarter.

Keith Tainsky, Exar’s Chief Financial Officer, stated, “We remain committed to our fundamental goal of delivering predictable operating results and increasing shareholder value. Through the first half of the fiscal year we have had solid earnings. Increasing advanced product sales and expanding the funnel of cost-down activities is a winning recipe for Exar.” Mr. Tainsky continued, “In addition to launching new products for Tier 1 accounts, we will continue to drive the organization and our supply chain to a leaner cost structure. Keeping the pressure on our supply chain will enable our sales team to capitalize and grow our core business.”

Fiscal 2017 Third Quarter Guidance:

For the fiscal 2017 third quarter ending January 1, 2017, the Company expects results to be as follows:

●	Net sales: $27.1 million plus or minus $0.5 million
●	GAAP gross margin: 47.5% to 49.5% (Non-GAAP 51.5% to 53.5%)
●	GAAP operating expenses: $13.0 million to $13.5 million (Non-GAAP $10.6 million to $11.0 million)
●	GAAP EPS: $(0.01) to $0.02 (Non-GAAP $0.06 to $0.08)

Conference Call and Prepared Remarks

Exar is providing a copy of prepared remarks in conjunction with its press release. These remarks are offered to provide stockholders and analysts with additional time and detail for analyzing results in advance of the Company’s quarterly conference call. The remarks will be available at Exar’s Investor webpage in conjunction with this press release.

As previously scheduled, the conference call will begin today, November 2, 2016 at 4:45 p.m. EDT (1:45 p.m. PDT). To access the conference call, please dial (918) 534-8424 or (844) 359-0802. The passcode for the live call is 91970722. In addition, a live webcast will be available on Exar's Investor webpage.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call's conclusion.

About Exar

Exar’s mission is to leverage our extensive analog and mixed-signal portfolio, experience and IP to deliver leading-edge application specific technology solutions to target markets where operational excellence and reliability are valued. We service the Industrial, Infrastructure, Automotive, and Audio/Video markets by acting as an extension of the customer’s own technology organization and singularly focusing on exceeding customer expectations. For more information, visit http://www.exar.com.

Forward-Looking Statements Safe Harbor Disclosure

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the sale of the Company’s iML subsidiary to Beijing E-Town Chipone Technology Co., Ltd., including the expected timing of the closing of that transaction, that the Company will continue to drive the organization and its supply chain to a leaner cost structure, the expected impact of keeping the pressure on the Company’s supply chain enabling its sales team to capitalize and grow the Company’s core business and the Company’s financial outlook expectations for the third quarter ending January 1, 2017. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Therefore, actual outcomes and results may differ materially from what is expressed herein. For a discussion of these risks and uncertainties, the Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission (SEC) filings, including, but not limited to, the “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our annual report on Form 10-K filed with the SEC on May 27, 2016 and our Form 10-Q filed with the SEC on August 10, 2016, and available on our Investor webpage and on the SEC website at www.sec.gov.

Discussion of Non-GAAP Financial Measures

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets, impairment charges, initial gain upon closing sale-leaseback of our corporate headquarters, restructuring charges and exit costs which include costs for personnel whose positions have been eliminated as part of a restructuring or are in the process of being eliminated as part of the discontinuation of a product line, severance costs associated with the former CEO, accruals for and proceeds received from dispute resolutions and patent litigation, merger and acquisition and related integration costs, certain income tax benefits and credits, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results. Additionally, we disclose the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of fixed assets and IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provide further clarity on its profitability.

Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business which the Company is in the process of divesting, and are presented in the GAAP results as discontinued operations.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its competitors who employ and disclose similar non-GAAP measures.  However, the manner in which we calculate these non-GAAP financial measures may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Exar’s activities. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information. The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

Investors should refer to the reconciliation of Non-GAAP Results to GAAP Results, which is contained in this press release.

For more information, visit http://www.exar.com

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Keith Tainsky, CFO	Laura Guerrant-Oiye, Investor Relations
Phone: (510) 668-7201	Phone: (510) 668-7201
Email: investorrelations@exar.com	Email: laura.guerrant@exar.com

-Tables follow-

Unless otherwise indicated, all financial results presented in the following tables exclude the financial results of the iML Display business which the Company is in the process of divesting, and are presented as discontinued operations.

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

GAAP Results	THREE MONTHS ENDED						SIX MONTHS ENDED
	OCTOBER 2, 2016		JULY 3, 2016		SEPTEMBER 27, 2015		OCTOBER 2, 2016		SEPTEMBER 27, 2015
Industrial	$19,042	69%	$18,436	67%	$17,134	75%	$37,478	69%	$36,599	71%
Infrastructure	5,065	18%	5,596	21%	2,224	10%	10,661	19%	6,698	13%
Audio/Video	1,840	7%	1,852	7%	2,022	9%	3,692	7%	3,962	8%
Automotive	961	3%	779	3%	859	4%	1,740	3%	1,805	4%
Other	693	3%	473	2%	516	2%	1,166	2%	1,874	4%
Net Sales	$27,601	100%	$27,136	100%	$22,755	100%	$54,737	100%	$50,938	100%

Gross Profit	$13,193	48%	$13,362	49%	$8,553	38%	$26,555	49%	$21,431	42%
Operating Expenses	$13,112	48%	$5,492	20%	$13,984	61%	$18,604	34%	$29,933	59%
Income (loss) from operations	$81	0%	$7,870	29%	$(5,431)	-24%	$7,951	15%	$(8,502)	-17%
Net income (loss) from continuing operations	$83	0%	$7,543	28%	$(2,090)	-9%	$7,626	14%	$(4,444)	-9%
Net income (loss) per share from continuing operations
Basic	$0.00		$0.15		$(0.04)		$0.15		$(0.09)
Diluted	$0.00		$0.15		$(0.04)		$0.15		$(0.09)

Non-GAAP Results	THREE MONTHS ENDED						SIX MONTHS ENDED
	OCTOBER 2, 2016		JULY 3, 2016		SEPTEMBER 27, 2015		OCTOBER 2, 2016		SEPTEMBER 27, 2015

Gross Profit	$14,331	52%	$14,070	52%	$8,498	37%	$28,401	52%	$22,070	43%
Operating Expenses	$10,605	38%	$10,087	37%	$11,642	51%	$20,692	38%	$24,030	47%
Income from operations	$3,726	13%	$3,983	15%	$(3,144)	-14%	$7,709	14%	$(1,960)	-4%
Net income (loss) from continuing operations	$3,839	14%	$3,798	14%	$(3,220)	-14%	$7,637	14%	$(2,143)	-4%
Net income (loss) per share from continuing operations
Basic	$0.08		$0.08		$(0.07)		$0.16		$(0.04)
Diluted	$0.08		$0.08		$(0.07)		$0.15		$(0.04)

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	OCTOBER 2, 2016	JULY 3, 2016	SEPTEMBER 27, 2015	OCTOBER 2, 2016	SEPTEMBER 27, 2015

Net sales	$20,400	$19,636	$14,050	$40,036	$30,856
Net sales, related party	7,201	7,500	8,705	14,701	20,082
Total net sales	27,601	27,136	22,755	54,737	50,938

Cost of sales:
Cost of sales (1)	11,008	10,411	10,430	21,419	20,206
Cost of sales, related party	2,581	2,769	3,906	5,350	8,822
Restructuring charges and exit costs	225	-	740	225	740
Proceeds from legal settlement	-	-	(1,500)	-	(1,500)
Amortization of purchased intangible assets	594	594	626	1,188	1,239
Total cost of sales	14,408	13,774	14,202	28,182	29,507
Gross profit	13,193	13,362	8,553	26,555	21,431
Operating expenses:	47.8%	49.2%	37.6%	48.5%	42.1%
Research and development (2)	4,945	4,931	5,844	9,876	12,273
Selling, general and administrative (3)	7,752	6,564	7,163	14,316	14,909
Restructuring charges and exit costs	-	923	977	923	2,207
Merger and acquisition costs	415	855	-	1,270	544
Impairment of design tools	-	1,519	-	1,519	-
Gain on disposal of property	-	(9,300)	-	(9,300)	-
Total operating expenses	13,112	5,492	13,984	18,604	29,933
Income (loss) from operations	81	7,870	(5,431)	7,951	(8,502)

Other income and expense, net:
Interest income and other, net	85	2	(26)	87	(48)
Interest expense and other, net	(29)	(38)	(45)	(67)	(93)
Total other income (expense), net	56	(36)	(71)	20	(141)

Income (loss) before income taxes	137	7,834	(5,502)	7,971	(8,643)
Provision for (benefit from) income taxes	54	291	(3,412)	345	(4,199)

Net income (loss) from continuing operations	83	7,543	(2,090)	7,626	(4,444)
Net income (loss) from discontinued operations	925	1,397	(2,107)	2,322	(2,263)
Net income (loss)	$1,008	$8,940	$(4,197)	$9,948	$(6,707)

Income (loss) per share — basic
From continuing operations	$0.00	$0.15	$(0.04)	$0.15	$(0.09)
From discontinued operations	0.02	0.03	(0.04)	0.05	(0.05)
Income (loss) per share — basic	$0.02	$0.18	$(0.08)	$0.20	$(0.14)

Income (loss) per share — diluted
From continuing operations	$0.00	$0.15	$(0.04)	$0.15	$(0.09)
From discontinued operations	0.02	0.03	(0.04)	0.05	(0.05)
Income (loss) per share — diluted	$0.02	$0.18	$(0.08)	$0.20	$(0.14)

Shares used in the computation of net income (loss) per share:
Basic	49,614	48,680	48,121	49,129	48,024
Diluted	50,434	49,058	48,121	49,661	48,024

(1) Stock-based compensation included in cost of sales	$301	$114	$79	$415	$159
(2) Stock-based compensation included in R&D	524	246	98	770	392
(3) Stock-based compensation included in SG&A	1,579	733	1,099	2,312	2,448

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	OCTOBER 2,	JULY 3,	MARCH 27,
	2016	2016	2016
ASSETS

Current assets:
Cash and cash equivalents	$96,382	$85,276	$55,070
Accounts receivable, net	15,693	15,539	16,130
Accounts receivable, related party, net	3,184	3,184	3,247
Inventories	23,245	22,104	20,807
Other current assets	2,000	2,179	1,922
Assets held for sale	89,745	92,688	93,911
Total current assets	230,249	220,970	191,087

Property, plant and equipment, net	4,984	5,159	20,299
Goodwill	31,613	31,613	31,613
Intangible assets, net	10,307	11,012	11,735
Other non-current assets	972	1,006	639
Total assets	$278,125	$269,760	$255,373

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$7,200	$11,312	$11,258
Accrued compensation and related benefits	2,839	2,273	2,984
Deferred income and allowances on sales to distributors	3,017	3,213	3,053
Deferred income and allowances on sales to distributors, related party	3,357	5,885	4,683
Other current liabilities	11,800	12,299	10,669
Liabilities held for sale	7,376	2,479	3,470
Total current liabilities	35,589	37,461	36,117
Long-term lease financing obligations	428	856	1,285
Other non-current obligations	4,094	4,314	3,422
Total liabilities	40,111	42,631	40,824

Stockholders' equity	238,014	227,129	214,549
Total liabilities and stockholders' equity	$278,125	$269,760	$255,373

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED OCTOBER 2, 2016
	Gross Margin	Oper. Expenses	Oper. Income	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$13,193	$13,112	$81	$83	$1,034	$925	$1,008
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(108)	702	702	-	-	702
Restructuring charges and other non-GAAP exit costs, net	243	-	243	243	-	-	243
Stock-based compensation	301	(2,103)	2,404	2,404	761	761	3,165
Merger and acquisition costs	-	(415)	415	415	-	-	415
Transition service and retention charges for disposal group	-	(279)	279	279	965	965	1,244
Impairment of design tools	-	-	-	-	-	-	-
Gain on disposal of property	-	398	(398)	(398)	-	-	(398)
Income tax effects	-	-	-	111	-	112	223
Non-GAAP amount	$14,331	$10,605	$3,726	$3,839	$2,760	$2,763	$6,602
% of revenue	51.9%	38.4%	13.5%	13.9%		N/A
Non-GAAP net income per share				$0.08		$0.05
Shares used in the computation of Non-GAAP net income per share				51,165		51,165

	THREE MONTHS ENDED JULY 3, 2016
	Gross Margin	Oper. Expenses	Oper. Income	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$13,362	$5,492	$7,870	$7,543	$1,493	$1,397	$8,940
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(125)	719	719	1,806	1,806	2,525
Restructuring charges and other non-GAAP exit costs, net	-	(923)	923	923	109	109	1,032
Stock-based compensation	114	(979)	1,093	1,093	(52)	(52)	1,041
Merger and acquisition costs	-	(855)	855	855	-	-	855
Transition service for disposal group	-	(304)	304	304	-	-	304
Impairment of design tools	-	(1,519)	1,519	1,519	-	-	1,519
Gain on disposal of property	-	9,300	(9,300)	(9,300)	-	-	(9,300)
Income tax effects	-	-	-	142	-	160	302
Non-GAAP amount	$14,070	$10,087	$3,983	$3,798	$3,356	$3,420	$7,218
% of revenue	51.8%	37.2%	14.7%	14.0%		N/A
Non-GAAP net income per share				$0.08		$0.07
Shares used in the computation of Non-GAAP net income per share				49,281		49,281

	THREE MONTHS ENDED SEPTEMBER 27, 2015
	Gross Margin	Oper. Expenses	Oper. Income (Expense)	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$8,553	$13,984	$(5,431)	$(2,090)	$180	$(2,107)	$(4,197)
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	626	(125)	751	751	2,650	2,650	3,401
Restructuring charges and other non-GAAP exit costs, net	740	(977)	1,717	1,717	339	339	2,056
Stock-based compensation	79	(1,197)	1,276	1,276	176	176	1,452
Proceeds from legal settlement	(1,500)	-	(1,500)	(1,500)	201	201	(1,299)
Merger and acquisition costs	-	(43)	43	43	-	-	43
Income tax effects	-	-	-	(3,417)	-	2,229	(1,188)
Non-GAAP amount	$8,498	$11,642	$(3,144)	$(3,220)	$3,546	$3,488	$268
% of revenue	37.3%	51.2%	-13.8%	-14.2%		N/A
Non-GAAP net income (loss) per share				$(0.07)		$0.07
Shares used in the computation of Non-GAAP net income (loss) per share				48,121		49,172

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	SIX MONTHS ENDED OCTOBER 2, 2016
	Gross Margin	Oper. Expenses	Oper. Income	Net Income from Cont. Operations	Oper. Income from Disc. Operations	Net Income from Disc. Operations	Net Income
GAAP amount	$26,555	$18,604	$7,951	$7,626	$2,527	$2,322	$9,948
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	1,188	(233)	1,421	1,421	1,806	1,806	3,227
Restructuring charges and other non-GAAP exit costs, net	243	(923)	1,166	1,166	109	109	1,275
Stock-based compensation	415	(3,082)	3,497	3,497	709	709	4,206
Merger and acquisition costs	-	(1,270)	1,270	1,270	-	-	1,270
Transition service and retention charges for disposal group	-	(583)	583	583	965	965	1,548
Impairment of design tools	-	(1,519)	1,519	1,519	-	-	1,519
Gain on disposal of property	-	9,698	(9,698)	(9,698)	-	-	(9,698)
Income tax effects	-	-	-	253	-	272	525
Non-GAAP amount	$28,401	$20,692	$7,709	$7,637	$6,116	$6,183	$13,820
% of revenue	51.9%	37.8%	14.1%	14.0%		N/A
Non-GAAP net income per share				$0.15		$0.12
Shares used in the computation of Non-GAAP net income per share				50,323		50,323

	SIX MONTHS ENDED SEPTEMBER 27, 2015
	Gross Margin	Oper. Expenses	Oper. Income (Expense)	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$21,431	$29,933	$(8,502)	$(4,444)	$912	$(2,263)	$(6,707)
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	1,239	(269)	1,508	1,508	5,259	5,259	6,767
Restructuring charges and other non-GAAP exit costs, net	740	(2,208)	2,948	2,948	745	745	3,693
Stock-based compensation	160	(2,839)	2,999	2,999	390	390	3,389
Proceeds from legal settlement	(1,500)	-	(1,500)	(1,500)	201	201	(1,299)
Merger and acquisition costs	-	(587)	587	587	124	124	711
Income tax effects	-	-	-	(4,241)	-	3,033	(1,208)
Non-GAAP amount	$22,070	$24,030	$(1,960)	$(2,143)	$7,631	$7,489	$5,346
% of revenue	43.3%	47.2%	-3.8%	-4.2%		N/A
Non-GAAP (loss) net income per share				$(0.04)		$0.15
Shares used in the computation of Non-GAAP net income (loss) per share				48,024		49,661

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